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                                                                     EXHIBIT 1.2


                        [FORM OF UNDERWRITING AGREEMENT]

                           ALLSTATE FINANCING [III]

                             PREFERRED SECURITIES
                  GUARANTEED TO THE EXTENT SET FORTH IN THE
                      PREFERRED SECURITIES GUARANTEE BY
                           THE ALLSTATE CORPORATION



                             ______________________

                             UNDERWRITING AGREEMENT
                             ______________________




                                                               __________, ____



[Underwriters]
   c/o [        ]



Ladies and Gentlemen:

     From time to time Allstate Financing [III], a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and The Allstate Corporation, a Delaware corporation (the "Guarantor" and, together with the Trust, the "Offerors"), as Depositor of the Trust and as Guarantor, propose to issue and sell certain of the Trust's preferred securities registered under the Registration Statement referred to in Section 2(a). The Trust and the Guarantor intend to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I of the Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the Securities specified therein) the numbers of _____% _______________ Preferred Securities (liquidation amount of $_____ per preferred security) of the Trust ("Pre-

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ferred Securities") specified in Schedule II to the Pricing Agreement.

     The Preferred Securities will be guaranteed by the Guarantor with respect to distributions and payments upon liquidation, redemption and otherwise (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement"), dated as of __________ ___, ____, between the Guarantor and State Street Bank and Trust Company, as trustee (the "Guarantee Trustee"), and entitled to the benefits of certain backup undertakings described in the Prospectus with respect to the Company's agreement pursuant to the Supplemental Indenture (as defined herein) to pay all expenses relating to administration of the Trust (the "Undertakings"). The Preferred Securities and the related Preferred Securities Guarantees are referred to herein as the "Securities."

     The Offerors understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives (as defined herein) deem advisable after the Pricing Agreement has been executed and delivered, and the Declaration (as defined herein), the Indenture (as defined herein), and the Preferred Securities Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The entire proceeds from the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to the Guarantor of its common securities (the "Common Securities")[, as guaranteed by the Guarantor, to the extent set forth in the Prospectus, with respect to distributions and payments upon liquidation and redemption (the "Common Securities Guarantee" and together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), dated as of __________ ___, ____, by the Guarantor,] and will be used by the Trust to purchase the $__________ of ____% subordinated debt securities (the "Subordinated Debt Securities") issued by the Guarantor. The Preferred Securities and the Common Securities will be issued pursuant to the amended and restated declaration of trust of the Trust, dated as of __________ ___, ____ (the "Declaration"), among the Guarantor, as Depositor, __________,
__________

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and __________, as regular trustees (the "Regular Trustees"), State Street Bank and Trust Company, a Massachusetts trust company, as property trustee (the "Property Trustee") and Delaware Trust Capital Management, Inc., as Delaware trustee (the "Delaware Trustee" and, together with the Regular Trustees and the Property Trustee, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Subordinated Debt Securities will be issued pursuant to an indenture, dated as of __________ ___, ____ (the "Base Indenture"), between the Guarantor and State Street Bank and Trust Company, as trustee (the "Debt Trustee"), and a supplement to the Base Indenture, dated as of __________ ___, ____ (the "Supplemental Indenture," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Guarantor and the Debt Trustee.

     1.(a) Sales; Representatives. Particular sales of Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as the sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Trust or the Guarantor to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities.

     (b) Pricing Agreements. The obligation of the Trust or the Guarantor to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Securities specified therein. Such Pricing Agreement shall specify the number of Preferred Securities, the initial public offering price of such Preferred Securities, the purchase price to the Underwriters of such Preferred Securities, the names of the Underwriters of such Preferred Securities, the names of the Representatives of such Underwriters and the number of such Preferred Securities to be purchased by each Underwriter. In addition, such Pricing Agreement shall set forth the

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date, time and manner of delivery of such Preferred Securities and payment therefor. Such Pricing Agreement shall also specify (in a manner consistent with the Declaration and the Registration Statement and prospectus with respect thereto), the principal terms of such Preferred Securities, including the terms on which, and the terms of the securities into which, the Preferred Securities will be exchangeable. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. Representations and Warranties. The Offerors jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

     (a) The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 under the Securities Act of 1933, as amended (the "Act") (the file number of which is set forth in Schedule II to the Pricing Agreement), which has become effective, for the registration under the Act of, inter alia, the Securities. The Offerors propose to file with the Commission pursuant to Rule 424 under the Act a supplement or supplements to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Preliminary Final Prospectus." Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant

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to Item 12 of Form S-3 which were filed under the Securities Exchange Act of
1934 (the "Exchange Act") on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference;

     (b) As of the date hereof, when the Final Prospectus is first filed or transmitted for filing pursuant to Rule 424 under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, and the Indenture, the Declaration and the Guarantee Agreements will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Exchange Act and the respective rules thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Final Prospectus, as amended or supplemented as of such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Offerors make no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statements of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustees (the "Form T-1s") or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information relating to such Underwriter or the underwriting arrangements furnished in writing to the Company

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by any Underwriter specifically for use in the Registration Statement and the
Final Prospectus.

     (c) Each document incorporated by reference in the Registration Statement and the Final Prospectus will comply in all material respects, as amended at the time the Registration Statement becomes effective, with the Exchange Act.

     (d) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to [the Guarantor] against payment therefor as described in the Registration Statement and the Final Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by [the Guarantor] free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

     (e) The Declaration has been duly authorized by the Guarantor and, at the Closing Time, will have been duly executed and delivered by the Guarantor and the Regular Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration will, at the Closing Time, be a valid and binding obligation of the Guarantor and the Regular Trustees, enforceable against the Guarantor and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally or by general principles of equity (the "Bankruptcy Exceptions"); and at the Closing Time, the Declaration will have been duly qualified under the Trust Indenture Act.

     (f) Each of the Guarantee Agreements has been duly authorized by the Guarantor and, when validly executed and delivered by the Guarantor, and, in the case of the Preferred Securities Guarantee Agreement, assuming due authorization, execution and delivery of the Preferred Securities Guarantee Agreement by the Guarantee Trustee, will constitute a valid and binding obligation

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of the Guarantor, enforceable against the Guarantor in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Preferred Securities Guarantee Agreement, at the Closing Time, will have been duly qualified under the Trust Indenture Act.

     (g) The Preferred Securities have been duly authorized by the Declaration and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the Trust and will be entitled to the benefits of the Declaration; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and (subject to the terms of the Declaration) holders of Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

     (h) The Indenture has been duly authorized by the Guarantor and, when validly executed and delivered by the Guarantor, will constitute a valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and at the Closing Time, the Indenture will have been duly qualified under the Trust Indenture Act.

     (i) The Subordinated Debt Securities have been duly authorized by the Guarantor and, at the Closing Time, will have been duly executed by the Guarantor and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Final Prospectus, will constitute valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

     (j) Each of the Regular Trustees of the Trust is an employee of the Guarantor and has been duly

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authorized by the Guarantor to execute and deliver the Declaration; the
Declaration has been duly executed and delivered by the Regular Trustees and is a valid and binding obligation of each Regular Trustee, enforceable against such Regular Trustee in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

     (k) The issue and sale of the Preferred Securities pursuant to the Pricing Agreement, and compliance by the Offerors with all of the provisions of the Securities, this Agreement and the Pricing Agreement, the Declaration, the Indenture, the Subordinated Debt Securities, the Guarantee Agreements and the Guarantees, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for borrowed money to which the Trust, the Guarantor or any of the subsidiaries listed in Annex III hereto (each, a "Principal Subsidiary") is a party or by which the Trust, the Guarantor or any of the Principal Subsidiaries is bound or to which any of the property or assets of the Trust, the Guarantor or any of the Principal Subsidiaries is subject, nor will such action result in any violation of the provisions of the Declaration or Certificate of Trust of the Trust or the Certificate of Incorporation or By-laws of the Guarantor or any of the Principal Subsidiaries or any statute or any order, rule or regulation of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Trust, the Guarantor or any of the Principal Subsidiaries or any of their properties, in each case other than such breaches, conflicts, violations or defaults which, individually or in the aggregate, would not have a material adverse effect on the Trust or the Guarantor and its subsidiaries considered as a whole, and no authorization, approval, order, consent, registration or qualification of or with any such court or insurance regulatory authority or other governmental agency or body is required for the issue or sale of the Securities, except (i) the registration under the Act of the Securities; and (ii) such authorizations, approvals, orders, consents, registrations or qualifications as may be required under the Trust Indenture Act or state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters, in each

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case other than such authorizations, approvals, orders, consents, registrations or qualifications which (individually or in the aggregate) the failure to make, obtain or comply with would not have a material adverse effect on the Trust or the Guarantor and its subsidiaries considered as a whole.

     3. Terms of Sale. Upon the execution of the Pricing Agreement and authorization by the Representatives of the release of the Preferred Securities, the several Underwriters propose to offer such Preferred Securities for sale upon the terms and conditions set forth in the Final Prospectus as amended or supplemented.

     4. Delivery of Preferred Securities. Preferred Securities to be purchased by each Underwriter pursuant to the Pricing Agreement, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Trust and the Guarantor, shall be delivered by or on behalf of the Trust to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor in the funds specified in the Pricing Agreement, all at the place and time and date specified in the Pricing Agreement or at such other place and time and date as the Representatives and the Trust and the Guarantor may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

     5. Offeror Covenants. The Offerors jointly and severally agree with each of the Underwriters as follows:

     (a) (i) To prepare the Final Prospectus as amended and supplemented in relation to the Preferred Securities in a form approved by the Representatives and to timely file such Final Prospectus pursuant to Rule 424(b) under the Act;
(ii) to make no further amendment or any supplement to the Registration Statement or Final Prospectus as amended or supplemented after the date of the Pricing Agreement and prior to the Time of Delivery for such Preferred Securities unless the Representatives for such Preferred Securities shall have had a reasonable opportunity to review and comment upon any such amendment or supplement prior to any filing thereof; (iii) to

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advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Preferred Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of (I) the time when any amendment to any Registration Statement has been filed or becomes effective or any supplement to the Final Prospectus or any amended Final Prospectus has been filed with the Commission, (II) the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Final Prospectus, (III) the suspension of the qualification of such Preferred Securities for offering or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or (IV) any request by the Commission for the amending or supplementing of any Registration Statement or the Final Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Final Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

     (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Preferred Securities (and the Preferred Securities Guarantee) and the Subordinated Debt Securities for offering and sale under the securities and insurance securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Preferred Securities, provided that in connection therewith none of the Offerors shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (c) To furnish the Underwriters with copies of the Final Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a

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prospectus is required at any time in connection with the offering or sale of such Preferred Securities, and if at such time any event shall have occurred as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Final Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Final Prospectus or to file under the Exchange Act any document incorporated by reference in the Final Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Final Prospectus or a supplement to the Final Prospectus which will correct such statement or omission or effect such compliance;

     (d) The Trust will make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the later filed of the Registration Statements (as defined in Rule 158(c)), an earnings statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Guarantor, Rule 158); and

     (e) During the period beginning from the date of the Pricing Agreement for any Preferred Securities and continuing to and including the latter of (i) the termination of trading restrictions for Preferred Securities, as notified to the Guarantor by the Representatives or their counsel and (ii) the Time of Delivery for such Preferred Securities, not to offer, sell, contract to sell or otherwise dispose of any Preferred Securities, any security convertible into or exchangeable into or exercisable for Preferred Securities or the Subordinated Debt Securities or any debt securities substantially similar to the Subordinated Debt Securities or equity securities substantially similar to the Preferred Securities (except for the Subordinated Debt Securities and the Preferred Securities issued pursuant

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to this Agreement), without the prior written consent of the Representatives, which consent shall not be unreasonably withheld.

     6. Fees and Expenses. The Guarantor covenants and agrees with the several Underwriters that the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Guarantor's counsel and accountants in connection with the registration of the Preferred Securities, the Preferred Securities Guarantee and the Subordinated Debt Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, the Pricing Agreement, any Blue Sky Survey and any Legal Investment Memoranda; (iii) all reasonable expenses in connection with the qualification of the Preferred Securities, the Preferred Securities Guarantee and the Subordinated Debt Securities for offering and sale under state securities and insurance securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment surveys; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc.; (v) any fees charged by securities rating services for rating the Preferred Securities and Subordinated Debt Securities; (vi) the cost of preparing the Preferred Securities; (vii) the fees and expenses of the Debt Trustee, including the fees and disbursements of counsel for the Debt Trustee in connection with the Indenture and the Subordinated Debt Securities; (viii) the fees and expenses of the Property Trustee, and the Guarantee Trustee, including the fees and disbursements of counsel for the Property Trustee in connection with the Declaration and the Certificate of Trust; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale

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of any of the Preferred Securities by them, and any advertising expenses connected with any offers they may make.

     7. Conditions to Underwriters' Obligations. The obligations of the Underwriters hereunder and under the Pricing Agreement shall be subject to the condition that all representations and warranties of the Offerors herein are, at and as of the Time of Delivery, true and correct, the condition that the Offerors shall have performed all of their respective obligations hereunder to be performed at or before such Time of Delivery, and the following additional conditions:

     (a) The Final Prospectus as amended or supplemented in relation to the Preferred Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(c) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

     (b)  [          ], counsel for the Guarantor, shall have furnished to you
their written opinion, dated as of Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

            (i) The Guarantor is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Final Prospectus as amended and supplemented;

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       business as described in the Final Prospectus as amended or supplemented;

            (ii) The issue and sale of the Preferred Securities and the performance by the Offerors of their respective obligations under this Agreement, the Pricing Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debt Securities, the Guarantee Agreements and the Guarantees, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument relating to the Trust or the Guarantor or any of its subsidiaries set forth on Schedule A attached hereto [Schedule A to be a list of material agreements]; nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Guarantor or the Declaration or the Certificate of Trust of the Trust or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor, its subsidiaries or any of their respective properties, provided, that the foregoing opinion is limited to those statutes, laws, rules and regulations of the United States of America, the State of Delaware and the State of Illinois, in each case, which, in such counsel's opinion, are normally applicable to transactions of the type contemplated by this Agreement, and provided further, that no opinion need be given with respect to (i) the Act, the Exchange Act, the Trust Indenture Act, the rules and regulations issued pursuant to each such act, or any order, rule or regulation made or established by any insurance official or regulatory authority or the National Association of Securities Dealers, Inc., (ii) any state securities or Blue Sky laws in connection with the purchase and distribution of the Preferred

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       Securities by the Underwriters or (iii) conflicts, breaches or violations which individually and in the aggregate both are not material to the Trust or the Guarantor and its subsidiaries taken as a whole and would not have a material adverse effect on the sale or ownership of the Preferred Securities.

            (iii) No consent, approval, authorization, order, registration or qualification of or with any United Sates court or governmental agency or body is required for the issuance and sale of the Common Securities or the offering of the Preferred Securities, the Subordinated Debt Securities or the Guarantees or the consummation by the Company of the transactions contemplated by this Agreement, except that we express no opinion with respect to such consents, approvals, authorizations, orders, registrations or qualifications (i) as may be required under the Act, the Exchange Act, the Trust Indenture Act, the rules and regulations issued pursuant to each such act, any order, rule or regulation made or established by any insurance official or regulatory authority or the National Association of Securities Dealers, Inc., or (ii) as may be required under state securities or Blue Sky laws, (iii) the absence of which individually or in the aggregate both are not material to the Guarantor and its subsidiaries taken as a whole and would not have a material adverse effect on the sale or ownership of the Preferred Securities or (iv) as may be required under foreign laws in connection with the purchase and distribution of the Preferred Securities by any international managers; provided, that the foregoing opinion is limited to those consents, approvals, authorizations, orders, registrations and qualifications under laws of the United States of America, the State of Delaware and the State of Illinois which, in our experience, are normally applicable to transactions of the type contemplated by this Agreement;

            (iv) This Agreement and the Pricing Agreement have been duly authorized,


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       executed and delivered by each of the Trust and the Guarantor;

            (v) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a business trust have been made; the Trust has all necessary trust power and authority to own property and to conduct its business as described in the Registration Statement and the Final Prospectus and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Preferred Securities and the Common Securities;

            (vi) The Common Securities have been duly authorized for issuance and, when issued, delivered and paid for in accordance with the Declaration and as described in the Prospectus, will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust, and the issuance of the Common Securities is not subject to preemptive or other similar rights;

            (vii) The Preferred Securities have been duly authorized for issuance and, when issued, delivered and paid for in accordance with the Declaration and this Agreement, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as is extended to stockholders of private corporations for profit; and the issu-ance of the Preferred Securities is not subject to preemptive or other similar rights. We bring to your attention that the Preferred Securities holders may be obligated, pursuant to the Declaration, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Preferred Securities and the issuance of replacement Preferred Securities, and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration; and the Declaration has been duly qualified under the Trust Indenture Act; and

            (viii) As such counsel, such counsel reviewed the Registration Statement and Final Prospectus as amended or supplemented, participated in discussions with representatives of the Underwriters and of the Guarantor and its accountants at which contents of the Registration Statement and Final
       Prospectus as amended or supplemented and related matters were discussed; on the basis of the information that such counsel gained in the course of the performance of their services referred to above, although such counsel shall not be deemed to be passing upon and shall not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectuses and not be required to have made an independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel in the course of such review which have led such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Guarantor prior to such Time of Delivery (other than the financial statements and the financial, accounting and statistical data and related schedules incorporated by reference or included therein or excluded therefrom, or the exhibits to the Registration Statement including the Form T-1s, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Final Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Guarantor prior to the Time of Delivery (other than the financial statements and financial, accounting and statistical data and related schedules incorporated by reference or included therein or excluded therefrom, or the exhibits to the Registration Statement including the Form T-1s, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading.

     (c) Robert W. Pike, Vice President, Secretary and General Counsel of the Guarantor, shall have furnished to you his written opinion, dated each

Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

            (i) Each Principal Subsidiary has been duly incorporated and is validly existing as an insurance corporation under the laws of its jurisdiction of incorporation;

            (ii) All of the issued shares of capital stock of each Principal Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, and are owned of record directly or indirectly by the Guarantor;

            (iii) Each Principal Subsidiary is duly licensed or authorized as an insurer or reinsurer in each jurisdiction where it is required to be so licensed, except where the failure to be so licensed or authorized in any such jurisdiction does not have a material adverse effect on the financial condition, business or properties of the Guarantor and its subsidiaries considered as a whole;

            (iv) The Guarantor and each Principal Subsidiary have made all required filings under applicable insurance holding company statutes, and each is duly licensed or authorized as an insurance holding company in each jurisdiction where it is required to be so licensed, except where the failure to have made such filings or to be so licensed or authorized in any such jurisdiction does not have a material adverse effect on the financial condition, business or properties of the Guarantor and its subsidiaries considered as a whole;

       (v) None of the Guarantor or any Principal Subsidiary has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, registration or qualification from such insurance regulatory authority is needed to be obtained by any of the Guarantor or any Principal Subsidiary in any case where it could be reasonably expected that (x) the Guarantor or any Principal Subsidiary would in fact be required either to obtain any such additional authorization, approval, order, consent, registration or qualification or cease or otherwise limit writing certain business and (y) obtaining such authorization, approval, order, consent, license, certificate, permit, registration or qualification or limiting such business would have a material adverse effect on the business, financial position or results of operations of the Guarantor and its subsidiaries, considered as a whole;

            (vi) To the best of such counsel's knowledge, each Principal Subsidiary is in compliance with the requirements of the insurance laws and regulations of its state of incorporation and the insurance laws and regulations of other jurisdiction which are applicable to such Principal Subsidiary, except for such failures which do not have a material adverse effect on the financial condition, business or properties of the Guarantor and its subsidiaries taken as a whole;

           (vii) To the best of such counsel's knowledge and other than as set forth in the Final Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Guarantor or any of its subsidiaries is a party or to which any property of the Guarantor or any of its subsidiaries is the subject which, if determined adversely to the Guarantor or any of its subsidiaries, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the financial condition, business or properties of the Guarantor and its subsidiaries considered as a whole;

          (viii) The issue and sale of the Preferred Securities, and the performance by the Offerors of their respective obligations under the Preferred Securities, this Agreement, the Pricing Agreement, the Declaration, the Common Securities, the Indenture, the Subordinated Debt Securities, the Guarantee Agreements and the Guarantees, and the consummation of the transactions contemplated herein and therein will not result in any violation of any order, rule or regulation known to such counsel of any insurance regulatory authority having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties which are normally applicable to transactions of the type contemplated by this Agreement, other than such breaches, conflicts, violations or defaults which, individually or in the aggregate, would not have a material adverse effect on the financial condition, business or properties of the Guarantor and its subsidiaries considered as a whole;

            (ix) To the best of such counsel's knowledge, the Trust and the Guarantor and its subsidiaries, as applicable, have filed all notices, reports, documents or other information required to be filed pursuant to, and have obtained all authorizations, approvals, orders, consents, registrations or qualifications required to be obtained under, and have otherwise complied with all requirements of, all applicable insurance laws and regulations known to such counsel to be normally applicable to the transactions contemplated by this Agreement in connection with the issuance and sale of the Preferred Securities, except such filings, authorizations, approvals, orders, consents, registrations or qualifications which (individually or in the aggregate) the failure to make, obtain or comply with would not have a material adverse effect on the financial condition, business or properties of the Guarantor and its subsidiaries considered as a whole;

            (x) Each of the Guarantee Agreements has been duly authorized, executed and delivered by the Guarantor; the Preferred Securities Guarantee Agreement, assuming it is duly authorized, executed, and delivered by the Guarantee Trustee, constitutes a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by Bankruptcy Exceptions; and the Preferred Securities Guarantee Agreement has been duly qualified under the Trust Indenture Act;

            (xi) The Indenture has been duly executed and delivered by the Guarantor and, assuming due authorization, execution, and delivery thereof by the Debt Trustee, is a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and the Indenture has been duly qualified under the Trust Indenture Act;

            (xii) The Subordinated Debt Securities are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Guarantor and, when authenticated by the Debt Trustee in the manner provided for in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions;

            (xiii) The Declaration has been duly authorized, executed and delivered by the Guarantor and each of the Regular Trustees and constitutes a valid and binding obligation of the Guarantor and each of the Regular Trustees, enforceable against the Guarantor and each of the Regular Trustees in accordance with its terms, except to the extent that the enforce-ment thereof may be limited by the Bankruptcy Exceptions;

            (xiv) As general counsel to the Guarantor, such counsel reviewed the Registration Statement and Final Prospectus as amended or supplemented and participated in various discussions with representatives of the Underwriters and of the Guarantor and its accountants at which contents of the Registration Statement and Final Prospectus as amended or supplemented were discussed. On the basis of the information that such counsel gained in the course of his activities referred to in the first sentence of this clause (xiv), such counsel confirms

            (A) that the Registration Statement, as of its effective date, and the Final Prospectus, as amended or supplemented (in each case other than with respect to the financial statements, financial and accounting data and related schedules therein, as to which such counsel need express no opinion or belief), appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; and,

            (B) that although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Final Prospectus as amended or supplemented (except as expressly set forth in such opinion), on the basis of the foregoing, no facts have come to the attention of such counsel in the course of such review which has caused such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Offerors prior to such Time of Delivery (other than the financial statements and financial and accounting data and related schedules therein and other than information under the captions "Description of Debt Securities," "Description of Debt Warrants," "Description of Preferred Stock," "Description of Preferred Securities," "Description of Preferred Securities Guarantees" and "Plan of Distribution" in the Basic Prospectus and in the descriptions of Preferred

       Securities, Preferred Securities Guarantees, Subordinated Debt Securities and underwriting matters contained in the Final Prospectus as amended or supplemented, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading;

       Such counsel shall be entitled to rely in respect of the above opinions upon opinions of local or in-house counsel and in respect of matters of fact upon certificates of officers of the Guarantor or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates).

     (d)  [         ], counsel of State Street Bank and Trust Company, as
Property Trustee under the Declaration, and Guarantee Trustee under the Preferred Securities Guarantee Agreements, shall have furnished to you their written opinion, dated as of the Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

            (i) State Street Bank and Trust Company is a Massachusetts trust company with trust powers, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration and the Preferred Securities Guarantee Agreement;

            (ii) The execution, delivery and performance by the Property Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Preferred
       Securities Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee, in the case of the Declaration, and the Guarantee Trustee, in the case of the Preferred Securities Guarantee Agreement. The Declaration and the Preferred Securities Guarantee Agreement have been duly executed and delivered by the Property Trustee, in the case of the Declaration, and the Guarantee Trustee, in the case of the Preferred Securities Guarantee Agreement, and constitute the legal, valid and binding obligations of the Property Trustee, in the case of the Declaration, and the Guarantee Trustee, in the case of the Preferred Securities Guarantee Agreement, enforceable against the Property Trustee, in the case of the Declaration, and the Guarantee Trustee, in the case of the Preferred Securities Guarantee Agreement, in accordance with their terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions;

            (iii) The execution, delivery and performance of the Declaration and the Preferred Securities Guarantee Agreement by the Property Trustee, in the case of the Declaration, and the Guarantee Trustee, in the case of the Preferred Securities Guarantee Agreement, does not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Property Trustee, in the case of the Declaration, or the Guarantee Trustee, in the case of the Preferred Securities Guarantee Agreement; and

            (iv) No consent, approval or authorization of, or registration with or notice to, any Massachusetts or federal banking authority is required for the execution, delivery or performance by the Property Trustee of the Declaration or by the Guarantee Trustee of the Preferred Securities Guarantee
       Agreement.

     (e)  [         ], counsel of Delaware Trust Capital Management, Inc., as
Delaware Trustee under the Declaration, shall have furnished to you their written opinion, dated as of the Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

            (i) Delaware Trust Capital Management, Inc. is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms and the Declaration;

            (ii) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee and constitutes the legal, valid and binding obligations of the Delaware Trustee, enforceable against the Delaware Trustee, in accordance with its terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions;

            (iii) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Delaware Trustee; and

            (iv) No consent, approval or authorization of, or registration with or notice to, any banking or trust authority of the State of Delaware or federal banking authority governing the banking and trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of the Declaration.

     (f)  The opinion of [              ], special tax counsel to the Guarantor
and the Trust, generally to the effect that:

            (i) Under current law, the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; accordingly, for United States federal income tax purposes, each holder of Preferred Securities generally will be considered the owner of an undivided interest in the Subordinated Debt Securities, and each holder will be required to include in its gross income any original issue discount accrued with respect to its allocable share of the Subordinated Debt Securities;

            (ii) Under current law the Subordinated Debt Securities will be classified for United States federal income tax purposes as indebtedness of the Guarantor; and

            (iii) The discussion set forth in the Final Prospectus under the heading "United States Federal Income Taxation" is a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

     Such opinion may be conditioned on, among other things, the initial and continuing accuracy of the facts, financial and other information, covenants and representations set forth in certificates of officers of the Guarantor and the Trust and other documents deemed necessary for such opinion.

     (g) At or before the Time of Delivery, Deloitte & Touche LLP shall have furnished to the Representatives a letter, to the effect set forth in Annex II hereto.

     (h) (i) Neither the Guarantor nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented any material adverse change in the financial condition, business or properties of the Guarantor and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Final Prospectus as amended or supplemented (and other than a catastrophe not meeting the threshold contemplated by (w) below), and (ii) since the respective dates as of which information is given in the Final Prospectus as amended or supplemented there shall not have been (w) any catastrophe or any impending catastrophe which, in the Company's judgment, is highly probable to result in gross underwriting losses in excess of $[500 million] pursuant to insurance coverage written by the Guarantor's subsidiaries, (x) any material addition, or any development involving a prospective material addition, to either the Guarantor's consolidated reserve for property-liability insurance claims and claims expense or the Guarantor's consolidated reserve for life insurance policy benefits or
(y) any material increase in the consolidated long-term debt of the Guarantor.

     (i) On or after the date of the Pricing Agreement (i) no downgrading shall have occurred in the rating accorded the Guarantor's debt securities or financial strength or claims paying ability by any of Moody's Investor Services, Inc., Standard & Poor's Corporation or A.M. Best & Co. and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Guarantor's debt securities or financial strength or claims paying ability, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment (after consultation with the Guarantor) so material and adverse as to make it impracticable or inadvisable to proceed with the pubic offering or the delivery of the Securities on the terms and in the manner contemplated in the Final Prospectus as amended or supplemented;

     (j) On or after the date of the Pricing Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the material outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated by the Final Prospectus as amended or supplemented; and

     (k) The Guarantor shall have furnished or caused to be furnished to the Representatives at the Time of Delivery certificates of officers of the Guarantor reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Guarantor herein at and as of such Time of Delivery, as to the performance by the Guarantor of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (h) of this Section and as to such other matters as the Representatives may reasonably request.

     8.(a) Indemnification and Contribution. The Offerors will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Final Prospectus, the Registration Statement, the Final Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement (when considered together with the document to which such supplement relates) thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Offerors shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Final Prospectus, the Registration Statement, the Final Prospectus as amended or sup-plemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Offerors by any Underwriter of Securities through the Representatives expressly for use in the Final Prospectus as amended or supplemented relating to such Securities and, provided, further, that the Offerors shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Final Prospectus, the Final Prospectus or the Final Prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Prospectus or of the Final Prospectus as then amended or supplemented, whichever is most recent, if the Guarantor had previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Final Prospectus which was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented).

     (b) Each Underwriter will indemnify and hold harmless the Offerors against any losses, claims, damages or liabilities to which the Offerors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Final Prospectus, the Registration Statement, the Final Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement (when considered together with the document to which such supplement relates) thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Final Prospectus, the Registration Statement, the Final Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Offerors by such Underwriter through the Representatives expressly for use therein; and will reimburse the Offerors for any legal or other expenses reasonably incurred by the Offerors in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the failure to promptly notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent it is prejudiced thereby. In case any such action shall be brought against any indemnified party, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly, with any other indemnifying party similar notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party and who may act in respect of actions involving more than one indemnified party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Without the prior written consent of the Indemnifying Party (not to be unreasonably withheld), no Indemnified Party shall settle or compromise any action as to which it has sought or will seek, indemnification hereunder. Without the prior written consent of each Indemnified Party (not to be unreasonably withheld), no Indemnifying Party shall settle or compromise any action as to which such Indemnified Party has sought indemnification hereunder.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters of the Securities on the other from the offering of the Securities to which any such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Offerors on the one hand and the Underwriters of the Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable consideration. The relative benefits received by the Offerors on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Offerors bear to the total underwriting discounts and commissions received by such Underwriters, in each case as set forth in the table on the cover page of the Prospectus relating to such Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. With respect to any such Underwriter, such relative fault shall also be determined by reference to the extent (if any) to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any Preliminary Final Prospectus result from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Prospectus or of the Final Prospectus as then amended or supplemented, if the Offerors had previously furnished copies thereof to such Underwriter. The Offerors and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection
(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

     (e) The obligations of the Offerors under this Section 8 shall be in addition to any liability which the Offerors may otherwise have and shall extend upon the same terms and conditions, to each person, if any, who controls any Underwriters within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Guarantor (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Guarantor), to each trustee of the Trust and to each person, if any, who controls an Offeror within the meaning of the Act.

     9.(a) Defaulting Underwriters. If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase under the Pricing Agreement, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase the Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Securities, then the Offerors shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Offerors that the Representatives have so arranged for the purchase of such Securities, or the Offerors notify the Representatives that they have so arranged for the purchase of such Securities, the Representatives or the Offerors shall have the right to postpone the Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Final Prospectus as amended or supplemented, or in any other documents or arrangements, and the Offerors agree to file promptly any amendments to the Registration Statement or the Final Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement.

     (b) If, after giving effect to any arrangements for the purchase of the Securities of any defaulting Underwriter or Underwriters by the Representatives and the Offerors as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Securities, then the Offerors shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase under the Pricing Agreement and, in addition, to require each nondefaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase under such Pricing Agreement;) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Offerors as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of Securities, as referred to in subsection (b) above, or if the Offerors shall not exercise the right described in subsection
(b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement shall thereupon terminate, without liability on the part of any nondefaulting Underwriter or the Offerors, except for the expenses to be borne by the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Offerors and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, or the Offerors or any officer or director or controlling person of the Offerors and shall survive delivery of and payment for the Securities.

     11. Effect of Termination of Pricing Agreement or Nondelivery of Securities. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Offerors shall not then be under any liability to any Underwriter with respect to the Securities except as provided in Section 6 and Section 8 hereof; but, if for any other reason, Securities are not delivered by or on behalf of the Offerors as provided herein, the Guarantor will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Securities, but the Offerors shall then be under no further liability to any Underwriter in respect of such Securities except as provided in Section 6 and Section 8 hereof.

     12. Reliance Upon Representatives. In all dealings hereunder, the Representatives shall act on behalf of the Underwriters of Securities and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     13. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; if to the Guarantor and the Trust, shall be delivered or sent by mail, telex or facsimile transmission to their respective addresses set forth in the Registration Statement; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Offerors by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     14. Successors and Assigns. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Offerors, and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Guarantor, the trustees of the Trust and each person who controls an Offeror or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15. Time; "Business Day." Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     16. GOVERNING LAW. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     17. Counterparts. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and
return to us [     ] counterparts hereof.

                                             Very truly yours,

                                             THE ALLSTATE CORPORATION



                                             By: ______________________________
                                             Name:
                                             Title:


                                             ALLSTATE FINANCING [III]



                                             By: ______________________________
                                             Name:
                                             Title:


Accepted as of the date hereof:

[Underwriters]

                                                                      ANNEX I TO
                                                                    UNDERWRITING
                                                                       AGREEMENT



                               PRICING AGREEMENT

                                                                 _________, ____


[                 ]
As representatives of the
several Underwriters
named in Schedule I hereto
     c/o [             ]

Ladies and Gentlemen:

     Allstate Financing [III], a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and The Allstate Corporation, a Delaware corporation (the "Guarantor" and, together with the Trust, the Offerors"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ___________, ____ (the "Underwriting Agreement"), among the Offerors on the one hand and _________________________________________________________ on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Final Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Final Prospectus (as therein defined) and also a representation and warranty as of the date of this Pricing Agreement in relation to the Final Prospectus as amended or supplemented relating to the Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Securities pursuant to Section ___ of the Underwriting Agreement and the address of the Representatives referred to in such Section ___ are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Final Prospectus, as the case may be, relating to the Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Offerors agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Securities set forth opposite the name of such Underwriter in
Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and
return to us [           ] counterparts hereof, and upon acceptance hereof by
you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement among each of the Underwriters and the Offerors. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Offerors for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                          Very truly yours,

                                          THE ALLSTATE CORPORATION



                                          By: _______________________________


                                              Name:
                                              Title:


                                          ALLSTATE FINANCING [III]



                                          By: ________________________________
                                              Name:
                                              Title:


Accepted as of the date hereof:

[                     ]

On behalf of each of the Underwriters

                             SCHEDULE I TO ANNEX I



                                           Number
                                             of
                                        Securities to
Underwriters                            Be Purchased
------------                            -------------

_______________________ . . . . . . . .
_______________________ . . . . . . . .
_______________________ . . . . . . . .
_______________________ . . . . . . . .
[Names of Underwriters]



                 Total . . . . . . . . .   ------------

                             SCHEDULE II TO ANNEX I


UNDERWRITING AGREEMENT DATED ______________, ____


REGISTRATION STATEMENT NO. __________


TITLE, PURCHASE PRICE AND DESCRIPTION OF SECURITIES



          Title: _____ % _____________________ Preferred Securities ("  ")
                 (Liquidation Amount of $Per Security)


          Number:


          Price to Public:


          Purchase Price per Security to be Paid by Underwriters:


          Compensation Per Security to be Paid by the Guarantor to the
          Underwriters:


          Other Provisions:


NAMES AND ADDRESSES OF REPRESENTATIVES:

          Representatives:

          Address for Notices, etc.:

                                                                     ANNEX II TO
                                                                    UNDERWRITING
                                                                       AGREEMENT



     Pursuant to Section 7(g) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

            (i) They are independent certified public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

            (ii) In their opinion, the financial statements and financial statement schedules, audited by them and included or incorporated by reference in the Final Prospectus as amended or supplemented or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have performed a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements included or incorporated by reference in the Final Prospectus, as amended or supplemented, or the Registration Statement, for the periods specified in such letter, and, as indicated in their report thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

            (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited finan-cial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented, inquiries of officials of the Guarantor and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                      (A)  the unaudited consolidated
                 statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Final Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder and generally accepted accounting principles;

                      (B)  any other income statement data and
                 balance sheet items annotated by the Representatives included or incorporated by reference in the Final Prospectus as amended or supplemented do not agree with the corresponding items in the audited consolidated financial statements, notes thereto or financial statement schedules, or other accounting information from which such data and items were derived;

                      (C)  the unaudited financial statements
                 which were not included or incorporated by reference in the Final Prospectus as amended or supplemented were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented;

                      (D)  any unaudited pro forma
                 consolidated condensed financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

                      (E)  as of a specified date not more
                 than five business days prior to the date of such letter, there have been any changes in the consolidated capital stock or any increase in the consolidated borrowings or consolidated reserve for property-liability insurance claims and claims expense or consolidated reserve for life insurance policy benefits, or asset reserves of the Guarantor and its subsidiaries, or any decreases in consolidated fixed income securities available for sale, consolidated equity securities, consolidated investments or shareholder equity, or any decrease in AIC's or ALIC's statutory capital and surplus, or other items specified by the
                 Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Final Prospectus as amended or supplemented, except in each case for changes, increases or decreases which the Final Prospectus discloses have occurred or may occur or which are described in such letter; and

                      (F)  for the period from the date of
                 the latest financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented to the specified date referred to in Clause (E) there were any decreases in consolidated premiums earned, consolidated net investment income, or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Final Prospectus discloses have occurred or may occur or which are described in such letter; and

            (iv) In addition to the examination referred to in their report(s) included or incorporated by reference in the Final Prospectus as amended or supplemented and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain procedures as specified in their letter, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear or are incorporated by reference in the Final Prospectus as amended or supplemented or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such specified amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.

                                                                    ANNEX III TO
                                                                    UNDERWRITING
                                                                       AGREEMENT




                          PRINCIPAL                 JURISDICTION
                         SUBSIDIARIES             OF INCORPORATION
              ----------------------------------  ----------------


              Allstate Insurance Company .......    Illinois
              Allstate Life Insurance Company ..    Illinois





                                     III-1